UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 14, 2005

ENTERPRISE FINANCIAL SERVICES CORP

(Exact name of registrant as specified in its charter)

Delaware	000-24131	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(314) 725-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On January 14, 2005, Enterprise Financial Services Corp (the “Company”) entered into a Credit Agreement (the “Agreement”) with U.S. Bank National Association. The Agreement provides the Company with a one-year revolving credit facility of $15,000,000 with a LIBOR based interest rate. Under the Agreement, the Company may use the proceeds for general working capital purposes and investments in the Company’s bank subsidiary. The Agreement replaces a similar credit facility from another lender in the amount of $10,000,000.

The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.1	Credit Agreement dated January 14, 2005, by and between Enterprise Financial Services Corp and U.S. Bank National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2005

ENTERPRISE FINANCIAL SERVICES CORP

By:	/s/ Kevin C. Eichner
Kevin C. Eichner
Chief Executive Officer

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